================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              HELLO DIRECT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              HELLO DIRECT, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON APRIL 30, 1997

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HELLO DIRECT, INC., a Delaware corporation (the "Company"), will be held on April 30, 1997 at 9:00 a.m., local time, at the Company's principal executive offices located at 5893 Rue Ferrari, San Jose, CA 95138-1858, for the following purposes:

  1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected.

  2. To ratify and approve an amendment to the Company's 1995 Stock Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 500,000 to a total of 900,000 shares.

  3. To ratify and approve an amendment to the Company's 1995 Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 80,000 to a total of 155,000 shares.

  4. To ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

  5. To transact such other business as may properly come before the meeting and any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.

                                          By Order of the Board of Directors,

                                          Raymond E. Nystrom
                                          Vice President of Operations, Chief
                                          Financial Officer and Secretary

San Jose, California
April 4, 1997

                              HELLO DIRECT, INC.

                           PROXY STATEMENT FOR 1997
                        ANNUAL MEETING OF STOCKHOLDERS

                              PROCEDURAL MATTERS

GENERAL

  The enclosed Proxy is solicited on behalf of Hello Direct, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 30, 1997 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices located at 5893 Rue Ferrari, San Jose, CA 95138-1858. The Company's telephone number at that location is (408) 972-1990.

  These proxy solicitation materials were mailed on or about April 4, 1997 to all stockholders entitled to vote at the Special Meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

  Only stockholders of record at the close of business on March 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of Common Shares outstanding, designated Common Stock, $.001 par value. As of the Record Date, 5,030,531 shares of the Company's authorized Common Stock were issued and outstanding and held of record by 57 stockholders.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

  Each holder of Common Stock is entitled to one vote for each share held.

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The Company intends to include abstentions and shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority ("broker non-votes") as present or represented for purposes of establishing a quorum for the transaction of business.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of the Company's stockholders intended to be presented at the Company's 1998 Annual Meeting of the Stockholders must be received by the Company no later than December 5, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of December 31, 1996 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.

                                                       NUMBER OF    PERCENTAGE
                                                         SHARES     OF SHARES
  FIVE PERCENT STOCKHOLDERS,                          BENEFICIALLY BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS                        OWNED(1)    OWNED (%)
--------------------------------                      ------------ ------------
John B. Mumford (2)
 One First Street, Suite 2
 Los Altos, CA 94022.................................  1,315,688       26.2%
Crosspoint Venture Partners II
 One First Street, Suite 2
 Los Altos, CA 94022.................................  1,233,688       24.6
Deepak Kamra (3)
 2884 Sand Hill Road, Suite 115
 Menlo Park, CA 94025................................  1,243,106       24.8
Entities affiliated with Canaan Venture (4)
 2884 Sand Hill Road, Suite 115
 Menlo Park, CA 94025................................  1,233,606       24.6
Entities affiliated with Wellington
 Management Company
 75 State Street
 Boston, MA 02109....................................    417,000        8.3
C. Allen Batts (5)...................................    247,021        4.9
Charles E. Volwiler (6)..............................    143,781        2.9
E. Alexander Glover (7)..............................     47,916          *
William P. Sousa (8).................................     46,838          *
Ronald J. Becht, Jr. (9).............................     33,539          *
John W. Combs (10)...................................      7,000          *
Frank S. McNear (11).................................      6,790          *
Dennis P. Waldera....................................         --          *
All executive officers and directors as a group (11
persons) (12)........................................  3,091,679       59.8

--------
 * Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of December 31, 1996 are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 1,233,688 shares held by Crosspoint Venture Partners II ("Crosspoint"), 53,889 shares held by the Mumford Family Trust. Also includes 19,261 shares held by the Crosspoint Retirement Plan for the benefit of Mr. Mumford (the "Retirement Plan"). Also includes 2,850 shares held in an individual retirement account (the "IRA") for the benefit of Mr. Mumford and 6,000 shares issuable upon exercise of stock options exercisable within 60 days of December 31, 1996. Mr. Mumford, a director of the Company, is a General Partner of Crosspoint. The right to direct the voting and disposition of the shares is shared by the general partners. Accordingly, Mr. Mumford may be deemed to be a beneficial owner of the shares held by Crosspoint. Mr. Mumford disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Mumford is also a trustee of the Mumford Family Trust. Mr. Mumford retains the right to direct the voting and disposition of the shares held by the Mumford Family Trust. Accordingly, Mr. Mumford may be deemed to be a beneficial owner of these shares. Mr. Mumford disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

     Does not include 50,800 shares held by various trusts for the benefit of children of Mr. Mumford. Mr. Mumford disclaims beneficial ownership of such shares.

 (3) Includes 1,233,606 shares held by Canaan Venture Offshore Limited Partnership C.V. ("Canaan Offshore") and Canaan Venture Limited Partnership ("Canaan") disclosed in note (4) below and 6,000 shares issuable upon exercise of stock options exercisable within 60 days of December 31, 1996. Mr. Kamra, a director of the Company, is a general partner of several venture capital partnerships affiliated with Canaan Offshore and Canaan. The right to direct the voting and disposition of the shares is shared by the general partners. Accordingly, Mr. Kamra may be deemed to be a beneficial owner of these shares. Mr. Kamra disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (4) Consists of 869,694 shares held by Canaan Venture Offshore Limited Partnership C.V. and 363,912 shares held by Canaan Venture Limited Partnership.

 (5) Includes 53,157 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

 (6) Includes 9,637 shares issuable upon exercise of stock options exercisable within 60 days of December 31, 1996.

 (7) Consists of 47,916 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

 (8) Includes 13,065 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

 (9) Includes 21,289 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

(10) Includes 3,000 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

(11) Includes 5,000 shares issuable upon the exercise of stock options exercisable within 60 days of December 31, 1996.

(12) See Notes (2) and (3) and (5) through (11) above.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  A board of five (5) directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five (5) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

VOTE REQUIRED; ELECTION OF DIRECTORS

  If a quorum is present and voting, the five (5) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

  The names of the nominees and certain information about them as of December 31, 1996 are set forth below:

   NAME OF NOMINEE           AGE                    POSITION
   ---------------           ---                    --------
   C. Allen Batts...........  52 President, Chief Executive Officer and Director
   John W. Combs............  49 Director
   Deepak Kamra (2).........  40 Director
   John B. Mumford (1)(2)...  53 Chairman of the Board
   William P. Sousa (1).....  62 Director

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

  Mr. Batts co-founded the Company in 1987 and has served as President, Chief Executive Officer and a Director of the Company since 1988. From 1984 to 1987, Mr. Batts was an officer of Contel Texocom, a communication products distribution company, most recently serving as President. From 1964 to 1984, Mr. Batts held management and executive positions at North Supply, Carolina Telephone and United Intermountain Telephone, each of which was a subsidiary of United Telecommunications, Inc. (now Sprint Corporation). Mr. Batts holds a B.S. in Business Administration from East Carolina University and an M.B.A. from Rockhurst College.

  Mr. Combs has been employed by Nextel Communications since 1993 and is presently President of the Southern California/Southern Nevada region. From 1991 to 1993, he served as Executive Vice President of Sales, Marketing and Customer Care of L.A. Cellular. Mr. Combs was President of Mitel, Inc. from 1988 to 1991 and was Executive Vice President and General Manager--Direct Sales Division for Fujitsu Business Communications from 1977 to 1988. Mr. Combs earned a Bachelor of Science degree from California Polytechnic State University.

  Mr. Kamra has been a director of the Company since March 1995. Mr. Kamra is a general partner of several venture capital partnerships controlled by Canaan Partners, where he has also served as an associate and principal since 1991. From 1986 to 1991, he held several senior sales and marketing positions at Aspect Telecommunications, a manufacturer of call transaction processing systems. From 1983 to 1986, Mr. Kamra served as a marketing manager and Assistant to the President at ROLM Corporation, a PBX switch vendor. From 1981 to 1983, he was General Manager of a distribution division of TRW Datacomm International in Canada. Mr. Kamra currently serves as a director of a number of private companies. He holds a Bachelor of Commerce degree from Carleton University and an M.B.A. from Harvard University.

  Mr. Mumford is a co-founder of the Company and has served as Chairman of the Board since the Company's inception. Mr. Mumford has served as President of Crosspoint Corporation since 1972 and as Managing General Partner of Crosspoint Venture Partners since 1982. Mr. Mumford currently serves as a director of a number of private companies primarily in the information technology area. Mr. Mumford was also a founder and Chairman of The Office Club and is a director of Office Depot. Mr. Mumford was a founding director of Inmac Corp. and served in such capacity until the merger with Micro Warehouse in 1996. Mr. Mumford holds a B.S. from Arizona State University and an M.B.A. from Stanford University.

  Mr. Sousa has been a director of the Company since 1987. Mr. Sousa currently serves as a consultant to technology companies. Mr. Sousa served as the President and Chief Executive Officer of Air Communications, Inc., a high technology marketing development company specializing in wireless data and general communications products, from November 1993 to November 1994. From September 1991 to October 1993, Mr. Sousa served as President and Chief Executive Officer of Insite Peripherals, Inc. ("Insite"), a high technology marketing and development company specializing in high capacity floptical disk drives. Prior to working at Insite, he was Executive Vice President of Inmac Corp., a direct marketer of computer hardware and software products.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of six (6) meetings during fiscal 1996, of which one (1) was by unanimous written consent. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

  The Compensation Committee, which consisted of directors John B. Mumford and William P. Sousa at the end of fiscal 1996, met nine (9) times by written consent during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company and administers various incentive compensation and benefit plans.

  The Audit Committee, which consisted of directors John B. Mumford and Deepak Kamra, did not meet during fiscal 1996. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consisted of the following directors during fiscal 1996: John B. Mumford and William P. Sousa. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for directors and officers of the Company. Mr. Batts, President and Chief Executive Officer of the Company, is not a member of the Compensation Committee and cannot vote on matters decided by the Committee. He does participate in all discussions and decisions regarding salaries and incentive compensation for all employees of and consultants to the Company, except that Mr. Batts is excluded from discussions and decisions regarding his own salary and incentive compensation.

                                 PROPOSAL TWO

                         AMENDMENT OF 1995 STOCK PLAN

  The 1995 Stock Plan (the "1995 Plan") was adopted by the Board of Directors in February 1995 and was approved by the Company's stockholders in March 1995. As of December 31, 1996, no options had been exercised, options to purchase an aggregate of 433,315 shares were outstanding at a weighted average per share exercise price of $7.53, and no shares remained available for future grants under the 1995 Plan. The closing price of the Company's Common Stock as reported on the Nasdaq National Market was $5.375 on March 24, 1997.

  The Company's stockholders are requested to approve an amendment to the 1995 Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares. There are currently no shares available for option grants under the 1995 Plan. The Company relies upon the 1995 Plan to attract and retain skilled employees and consultants and quality management. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the 1995 Plan so that the Company may continue to attract and retain the services of key employees and consultants by granting options to purchase the Company's Common Stock and may increase the incentives to its employees and consultants in the form of equity ownership. While encouraging employees and consultants to be stockholders, the Company also recognizes that option grants to employees can result in dilution to existing stockholders.

REQUIRED VOTE; AMENDMENT OF 1995 STOCK PLAN

  The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendment of the 1995 Plan. Abstentions and broker non-votes will have the same effect as votes against this proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1995 PLAN

  A description of the principal features of the 1995 Plan, as amended, a copy of which may be obtained from the Company, is set forth below.

  General. The 1995 Plan gives the Board, or a committee that the Board appoints, authority to grant options or rights to purchase Common Stock. Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or its committee.

  Purpose. The purposes of the 1995 Plan are to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to the employees and consultants of the Company and promote the success of the Company's business.

  Administration of the 1995 Plan. The 1995 Plan may be administered by the Board or a committee of the Board which is required to be constituted to comply with applicable laws (the "Administrator"). Subject to the other provisions of the 1995 Plan, the Administrator has the power to determine the terms of any options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof. The plan is currently being administered by the Compensation Committee of the Board, the members of which are outside directors who are ineligible to participate in any discretionary stock plan of the Company. The interpretation and construction of any provision of the 1995 Plan by the Administrator shall be final and binding.

  Eligibility. As of December 31, 1996, the Company had an aggregate of approximately 165 employees and consultants. Nonstatutory stock options may be granted to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

  Terms and Conditions of Options. Each option granted under the 1995 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, in the case of incentive stock options, the exercise price of an option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid if no sales were reported) as quoted on such system.

    (b) Exercise of the Option and Term of Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1995 Plan to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of one year from the date of grant (or the date of the first day of employment in the case of options granted to new employees) and 1/48th of the shares at the end of each month thereafter. The maximum term of an option granted under the 1995 Plan may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% Stockholder). An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

    (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration.

    (d) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option to the extent he or she is entitled to exercise it at the date of termination, but only within such period of time, not to exceed three months from the date of such termination, as is determined by the Administrator at the time of grant. In no event may an optionee exercise his or her option after the expiration of the term of such option as set forth in the option agreement. Options granted under the 1995 Plan to date have generally provided that optionees may exercise their options within three months from the date of termination of employment (other than for death or disability).

    (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option only to the extent that the optionee was entitled to exercise it at the date of such termination, but only within twelve months from the date of such termination.

    (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option to the extent that the optionee was entitled to exercise it at the date of death, but only within twelve months following the date of death.

    (g) Nontransferability of Options. Options granted under the 1995 Plan are not generally transferable by the optionee except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by such optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

    (h) Limitations. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options. No employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of the Company's Common Stock.

    (i) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.

  Stock Purchase Rights. A right to purchase stock (a "Stock Purchase Right" ) gives the purchaser a period of no longer than 6 months from the date of grant to purchase Common Stock. A Stock Purchase Right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A Stock Purchase Right is nontransferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

  Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in: (i) the number of shares subject to each outstanding option or Stock Purchase Right under the 1995 Plan, (ii) the number and class of shares of stock which have been authorized for issuance under the 1995 Plan but as to which no options or Stock Purchase Rights have yet been granted or which have been returned to the 1995 Plan upon cancellation or expiration of an option or Stock Purchase Right and (iii) and the exercise price of any such outstanding option or Stock Purchase Right. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any options and Stock Purchase Rights shall terminate as of a date fixed by the Board and give each optionee the right to exercise his option and Stock Purchase Rights as to all or any part of the optioned stock, including shares as to which the option and Stock Purchase Rights would not otherwise be exercisable.

  Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1995 Plan allows for each outstanding option be assumed or an equivalent option be substituted by the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide the optionee to have the right to exercise the option as to all of the stock subject to the option for a period of fifteen days from the date of notice of acceleration by the Board.

  Amendment and Termination of the 1995 Plan. The Board may at any time amend, alter, suspend or terminate the 1995 Plan. The Company shall obtain stockholder approval of any amendment to the 1995 Plan in such a manner and to such a degree as is necessary and desirable to comply with Section 422 of the Code or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded. Any amendment or termination of the 1995 Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1995 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1995 Plan shall terminate in February 2005. Any options outstanding under the 1995 Plan at the time of its termination shall remain outstanding until they expire by their terms.

TAX INFORMATION

  Options granted under the 1995 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% Stockholder of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option.

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                PROPOSAL THREE

                AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

  The 1995 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors in February 1995 and was approved by the Company's stockholders in March 1995. As of December 31, 1996, 40,980 shares of the Company's Common Stock had been purchased pursuant to the ESPP. The closing price of the Company's Common Stock as reported on the Nasdaq National Market was $5.375 on March 24, 1997.

  The Company's stockholders are requested to approve an amendment to the ESPP to increase the number of shares reserved for issuance thereunder by 80,000 shares. There are currently only 13,556 shares available for option grants under the ESPP. The Company relies upon the ESPP to attract and retain skilled employees and quality management. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the ESPP so that the Company may continue to attract and retain the services of key employees providing an opportunity to purchase the Company's Common Stock through accumulated payroll deductions and may increase the incentives to its employees in the form of equity ownership. While encouraging employees to be stockholders, the Company also recognizes that option grants to employees can result in dilution to existing stockholders.

REQUIRED VOTE; AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

  The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendment of the ESPP. Abstentions and broker non-votes will have the same effect as votes against this proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE ESPP

  A description of the principal features of the ESPP, a copy of which may be obtained from the Company, is set forth below.

  General. The ESPP was adopted by the Company's Board of Directors in February 1995. The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. A total of 75,000 shares of Common Stock has been reserved for issuance under the ESPP. The ESPP is intended to qualify under Section 423 of the Code.

  Administration. The ESPP may be administered by the Company's Board of Directors or a committee appointed by the Board. The interpretation and construction of any provision of the ESPP by the Board or its committee shall be final and binding. Members of the board receive no additional compensation for their services in connection with the administration of the ESPP.

  Eligibility; Purchase of Common Stock. As of December 31, 1996, the Company had 161 employees. Employees will be eligible to participate in the ESPP if employed by the Company on the first day of an offering period and customarily employed by the Company for more than 5 months per calendar year for at least 20 hours per week. Options granted pursuant to the ESPP may be exercised at the end of six-month periods, the first of which commenced on April 5, 1995. The ESPP permits eligible employees to purchase the Company's Common Stock through voluntary payroll deductions, which may not exceed 15% of an employee's compensation or other limits imposed by the Code, at a price equal to 85% of the lower of the fair market value of the Common Stock at (i) the beginning of each six-month offering period or (ii) the last day of such offering period. Employees may end their participation in the offering at any time during an offering period and participation ends automatically on termination.

  Capital Changes. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of outstanding shares of Common Stock, proportionate adjustments will be made by the Company in the shares subject to purchase and in the price per share under the ESPP.

  Effect of Change in Control. In the event of certain changes in control of the Company, any option outstanding on the date of such change in control (an "Outstanding Option") that is not yet exercisable and vested shall become fully vested. Further, each Outstanding Option shall be assumed by the successor corporation, if any, or by a parent or subsidiary of the successor corporation, if any. In addition, each Outstanding Option shall remain exercisable by an optionee for a period of at least ninety (90) days from the date of the change in control.

  Amendment and Termination. The Board of Directors may at any time amend or terminate the ESPP in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Section 423 of the Code or any successor or applicable law or regulation, the Company must obtain shareholder approval of any ESPP amendment in such a manner and to such a degree as is required by applicable law, rule or regulation. In any event, the ESPP will terminate in February 2005.

TAX INFORMATION

  The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount and character of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, and (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon the sale or disposition of shares prior to the expiration of the holding periods described above.

  The foregoing is only a summary of the effect of United States federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE 1995 PLAN AND THE ESPP

  The following table sets forth, for each of the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all other employees as a group, with respect to the 1995 Plan and the ESPP: (i) the market value of the shares of Common Stock or the shares of Common Stock underlying the options granted to such persons or group of persons during the fiscal year ended December 31, 1996, minus the exercise price of such shares; and (ii) the number of shares of the Company's Common Stock subject to options granted under the 1995 Plan or granted pursuant to the ESPP during fiscal year 1996.

                                                 1995 PLAN           ESPP
                                             ----------------- ----------------
                                               SHARES
                                             SUBJECT TO DOLLAR           DOLLAR
                                              OPTIONS   VALUE   SHARES   VALUE
NAME AND POSITION                             GRANTED   ($)(1) PURCHASED ($)(1)
-----------------                            ---------- ------ --------- ------
C. Allen Batts.............................       --    $  --      --     $--
 President, Chief Executive Officer &
 Director
E. Alexander Glover .......................    30,000      --      --      --
 Executive Vice President
Ronald Becht, Jr...........................       --       --      --      --
 Vice President of Product Marketing
Norman L. Bunas (2)........................       --       --    1,609     --
 Vice President of Operations and Chief
 Financial Officer
Raymond E. Nystrom (2).....................    45,000   27,900     --      --
 Vice President of Operations and Chief
 Financial Officer
Charles E. Volwiler........................       --       --      790     --
 Vice President of Marketing
Frank S. McNear............................       --       --      790     --
 Vice President of Sales
Dennis P. Waldera..........................    50,000      --      --      --
 Vice President of Direct Marketing
All current executive officers as a group
(7 persons)................................   125,000   27,900   1,580     --
All current non-executive officer directors
as a group (4 persons).....................     7,065    4,380     --      --
All other employees (excluding executive
officers) as a group.......................     5,000    1,850  28,466     --

--------
(1) Market value of shares based on a closing price of $4.75 on the Nasdaq National Market on December 31, 1996, minus the option exercise price or share purchase price, as the case may be. Shares subject to an option with an option exercise price or share purchase price, as the case may be, greater than $4.75 are considered to have zero dollar value.

(2) Mr. Bunas resigned from the Company in October 1996. The Company's current Vice President of Operations and Chief Financial Officer is Raymond E. Nystrom.

                                 PROPOSAL FOUR

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected KPMG Peat Marwick LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

  KPMG Peat Marwick LLP has audited the Company's financial statements annually since 1988. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE; RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the annual meeting is required to approve the appointment of the independent auditors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

  The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer, (ii) the Company's four other executive officers whose salary and bonus totaled more than $100,000 in 1996 and (iii) the one former executive officer whose salary and bonus totaled more than $100,000 in 1996 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the years ended December 31, 1994, 1995 and 1996:

                          SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                                         COMPENSATION
                                                         ------------
                                                            AWARDS
                                                         ------------
                                          ANNUAL
                                      COMPENSATION(1)     SECURITIES
                                   ---------------------  UNDERLYING   ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR SALARY($) BONUS($)(2)   OPTIONS    COMP.($)(3)
 ---------------------------  ---- --------- ----------- ------------ -----------
 C. Allen Batts.............  1996 $198,200    $   --          --       $5,025
  President, Chief Executive  1995  164,700        --      100,000       5,025
  Officer and Director        1994  157,800     69,000         --        5,025

 E. Alexander Glover (4)....  1996  250,000        --       30,000       7,980
  Executive Vice President    1995  132,300     75,000     100,000       6,813

 Ronald J. Becht, Jr. ......  1996  140,000        --          --        1,995
  Vice President of Product   1995  118,500        --       30,000       1,995
   Marketing                  1994   88,334     26,200          --       1,995

 Dennis P. Waldera (5)......  1996  106,800        --       50,000       3,788
  Vice President of Direct
   Marketing

 Frank S. McNear (6)........  1996  104,500        --       20,000         --
  Vice President of Sales

 Norman L. Bunas (7)........  1996  140,000        --          --        4,638
  Vice President of           1995  113,000        --       30,000       4,638
  Operations, Chief           1994  100,000     26,200         --        4,638
  Financial Officer and
   Secretary

--------
(1) Other than salary and bonus described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.

(2) The Company establishes each year a Management Bonus Plan for which senior management is eligible. The amount of a particular employee's bonus varies depending on salary level, position with the Company and the operating results of the Company.

(3) Premiums for long-term disability benefits.

(4) Mr. Glover was hired in March 1995.

(5) Mr. Waldera was hired in April 1996.

(6) Mr. McNear was hired in February 1996.

(7) Mr. Bunas resigned from the Company in October 1996.

OPTION GRANTS DURING FISCAL 1996

  The following table provides information with respect to stock option grants in fiscal 1996 to the Named Executive Officers.

                         OPTION GRANTS IN FISCAL 1996

                                    INDIVIDUAL GRANTS (1)
                         --------------------------------------------
                                    % OF TOTAL                        POTENTIAL REALIZABLE VALUE
                         NUMBER OF   OPTIONS                            AT ASSUMED ANNUAL RATES
                         SECURITIES GRANTED TO                        OF STOCK PRICE APPRECIATION
                         UNDERLYING EMPLOYEES                            FOR OPTION TERM($)(4)
                          OPTIONS   IN FISCAL   EXERCISE   EXPIRATION ----------------------------
NAME                      GRANTED    YEAR(1)   PRICE($)(2)  DATE(3)        5%            10%
----                     ---------- ---------- ----------- ---------- ------------- --------------
C. Allen Batts..........      --        --        $ --          --    $         --  $         --
E. Alexander Glover.....   30,000      17.2        7.00     3/25/06         132,000       335,000
Ronald J. Becht, Jr.....      --        --          --          --              --            --
Dennis P. Waldera.......   50,000      28.7        7.50     4/15/06         236,000       598,000
Frank S. McNear.........   20,000      11.5        6.13     2/20/06          77,000       195,000
Norman L. Bunas.........      --        --          --          --              --            --

--------
(1) The Company granted options to purchase 190,065 shares of Company Stock during fiscal 1996 that were outstanding as of December 31, 1996.

(2) The exercise price may be paid in cash, check, promissory note, shares of the Company's Common Stock (subject to approval of the Board of Directors) or any combination of such methods.

(3) Options may terminate before their expiration date if the optionee's status as an employee is terminated or upon the optionee's death or disability.

(4) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of its Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information concerning option exercises for the fiscal year ended December 31, 1996 with respect to each Named Executive Officer.

             AGGREGATED OPTION EXERCISES AND FY-END OPTION VALUES

                                                    NUMBER OF
                                                   SECURITIES      VALUE OF
                                                   UNDERLYING     UNEXERCISED
                                                   UNEXERCISED   IN-THE-MONEY
                                                   OPTIONS AT     OPTIONS AT
                                                     FY-END      FY-END($)(1)
                         SHARES                   ------------- ---------------
                       ACQUIRED ON     VALUE      EXERCISABLE/   EXERCISABLE/
NAME                   EXERCISE(#) REALIZED($)(1) UNEXERCISABLE  UNEXERCISABLE
----                   ----------- -------------- ------------- ---------------
C. Allen Batts........   22,145       $121,356    47,468/71,378 $66,900/$22,300
E. Alexander Glover...      --             --     43,750/86,250      --/--
Ronald J. Becht, Jr...      --             --     18,626/21,740  29,000/20,000
Dennis P. Waldera.....      --             --       --/50,000        --/--
Frank S. McNear.......      --             --       --/20,000        --/--
Norman L. Bunas.......    8,481         41,217      11,250/--        --/--

--------
(1) Calculated by determining the difference between the fair market value of the securities underlying the option and the exercise price of the option.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

  Pursuant to the Delaware General Corporation Law ("Delaware Law"), the Company has adopted provisions in its Certificate of Incorporation which limit the personal liability of its directors to the maximum extent permitted by Delaware Law. Delaware Law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments or dividends or unlawful stock repurchases or redemption as provided in Section 174 of Delaware Law or (iv) for transactions from which the director derived an improper personal benefit.

  The Company's Bylaws provide that the Company shall indemnify its officers and directors and may indemnify its employees and other agents to the fullest extent provided by Delaware law, including those circumstances where indemnification would otherwise be discretionary under Delaware law. The Company believes that indemnification under its Bylaws covers at least negligence on the part of the indemnified parties. The Bylaws authorize the use of indemnification agreements and the Company has entered into such agreements with each of its directors and officers.

  The Company carries officer and director liability insurance with respect to certain matters, including matters arising under the Securities Act.

  At present, there is no pending litigation or proceeding involving a director or officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

COMPENSATION OF DIRECTORS

  The Company's directors do not receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  During the fiscal year ended December 31, 1996, the Compensation Committee of the Board of Directors was comprised of two non-employee directors. The Compensation Committee is responsible for setting compensation levels for the Company's executive officers and for overseeing the administration of certain of the Company's stock option plans. All decisions by the Compensation Committee are reviewed by the entire Board of Directors.

  In making compensation decisions, it has been the practice of the Compensation Committee to meet with the Company's chief executive officer, as appropriate. For fiscal 1996, the Compensation Committee reviewed compensation surveys prepared by outside compensation consultants. Such surveys were utilized to establish compensation packages that are within the range of those persons holding comparably responsible positions at companies similar to the Company in age, number of employees, revenues and overall growth rate.

  The Compensation Committee believes that executive officer compensation should be closely aligned with the performance of the Company on both a short-term and long-term basis and that such compensation should assist the Company in attracting and retaining key executives critical to its long-term success. To that end, the Compensation Committee's policy is that the compensation package for executive officers should consist of three components: (i) an annual base salary; (ii) the potential to earn incentive bonuses each fiscal year, the amount of which is dependent on the Company's overall performance; and (iii) stock option awards designed to align stockholder interests with those of management by providing long-term incentives for the Company's key employees. For fiscal 1996, the Compensation Committee determined that total direct compensation (base salary, incentive bonus, and stock option awards) should be set between the 50th and 75th percentiles of comparable companies, and it is again the intent of the Compensation Committee to set total direct compensation for fiscal 1997 between the 50th and 75th percentiles of comparable companies.

  Base salary is based upon the responsibilities of the particular executive officers targeted at the median of comparable companies and is reviewed on an annual basis.

  Incentive bonuses represent an opportunity for each executive officer to earn additional annual cash compensation in an amount tied to a percentage of each officer's base salary. These percentages are generally established by the Compensation Committee at the end of each fiscal year for the following fiscal year. The fiscal 1996 guidelines for the Company's executive officers ranged from 50% to 60%. No incentive bonus payments were made for fiscal 1996. For fiscal 1997, bonus guidelines range from 50% to 60% of base salary.

  The long-term performance based compensation of executive officers takes the form of option awards under the Company's 1995 Stock Plan. The Compensation Committee believes that equity-based compensation ensures that the Company's executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, have value only if the Company's stock price increases after such date. In granting options under the 1995 Stock Plan, the Committee takes into account each executive's responsibilities, relative position in the Company, and past grants.

                                          JOHN B. MUMFORD
                                          WILLIAM P. SOUSA

PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of (i) the Nasdaq U.S. Index and (ii) a peer group consisting of the publicly traded catalog sales companies identified in Note 1 below for the period commencing April 7, 1995 (the date of the Company's initial public offering) and ending on December 31, 1996. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                           COMPARISON OF TOTAL RETURN
  AMONG HELLO DIRECT, INC., THE NASDAQ STOCK MARKET--US INDEX AND A PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           HELLO DIRECT,
(Fiscal Year Covered)        INC.             NASDAQ        Peer Group
-------------------          ----------       ---------     ----------
Measurement Pt-04/07/95      $100             $100          $100
FYE  12/31/95                $ 59             $130          $120
FYE  12/31/96                $ 41             $160          $135

Note (1). The Peer Group consists of the following companies: Hello Direct, Inc., Blair Corporation, Concepts Direct, Inc., CDW Computer Centers, Inc., Corporate Express, Inc., DM Management Co., Damark International, Inc., Eastbay, Inc., Fingerhut Co., Inc., Geerlings & Wade, Inc., Global DirectMail, Corp., Gander Mountain, Inc., Sport Supply Group, Inc., Hanover Direct, Inc., Initio, Inc., Lands' End, Inc., Lillian Vernon Corporation, Creative Computers, Inc., Micro Warehouse, Inc., New England Business Service, Inc., Insight Enterprises, Inc., U.S. Officer Products, Co., Right Start, Inc., Spiegel, Inc., Trend-Lines, Inc., Universal Self Care, Inc. and Viking Office Products, Inc.

Note (2). Stockholder returns over the indicated period are not necessarily indicative of the future price performance.

Note (3). The graph assumes the value of the investment in the Company's Common Stock and each index was $100 at April 7, 1995 and that all dividends were reinvested.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1996, all filing requirements applicable to its executive officers and directors were complied with except that Form 3's were not timely filed with respect to Frank McNear and Dennis Waldera upon their respective hirings by the Company.

                         TRANSACTION OF OTHER BUSINESS

  The Board of Directors of the Company knows of no other matters to be submitted at the meeting. If any other matters come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors

                                          Raymond E. Nystrom
                                           Vice President of Operations, Chief
                                           Financial Officer and Secretary

San Jose, California
April 4, 1997

                                  APPENDIX A

                              HELLO DIRECT, INC.

                               1995 STOCK PLAN


    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

    . to attract and retain the best available personnel for positions of substantial responsibility,

    .   to provide additional incentive to Employees and Consultants, and

    .   to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the legal requirements relating to the
             ---------------
administration of stock option plans under state corporate and securities laws and the Code.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee"  means a Committee appointed by the Board in accordance
             ---------
with Section 4 of the Plan.

        (f) "Common Stock" means the Common Stock of the Company.
             ------------

        (g) "Company" means Hello Direct, Inc., a California corporation.
             -------

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (i) "Continuous Status as an Employee or Consultant" means that the
             ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (j) "Director" means a member of the Board.
             --------

        (k) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (l) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (n) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (o) "Incentive Stock Option" means an Option intended to qualify as an
             ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)  "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

        (q)  "Notice of Grant" means a written notice evidencing certain terms
              ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (r)  "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "Option" means a stock option granted pursuant to the Plan.
              ------

        (t)  "Option Agreement" means a written agreement between the Company
              ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (u)  "Option Exchange Program" means a program whereby outstanding
              -----------------------
options are surrendered in exchange for options with a lower exercise price.

        (v)  "Optioned Stock" means the Common Stock subject to an Option or
              --------------
Stock Purchase Right.

        (w)  "Optionee" means an Employee or Consultant who holds an outstanding
              --------
Option or Stock Purchase Right.

        (x)  "Parent" means a "parent corporation", whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

        (y)  "Plan" means this 1995 Stock Plan.
              ----

        (z)  "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of Stock Purchase Rights under Section 11 below.

        (aa) "Restricted Stock Purchase Agreement" means a written agreement
              -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (cc) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (dd) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ee) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is four hundred thousand (400,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.  Administration of the Plan.
        --------------------------

        (a)  Procedure.
             ---------

             (i)  Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                  ------------------------------
the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers Subject
                  -------------------------------------------------------------
to Section 16(b).  With respect to Option or Stock Purchase Right grants made to
----------------
Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

            (iii) Administration With Respect to Other Persons.  With respect to
                  --------------------------------------------
Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

            (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (v) to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

            (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xii) to institute an Option Exchange Program;

            (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

            (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
        -----------
be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

            (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

            (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

            (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than one hundred thousand (100,000) Shares.

            (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

            (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option or Stock Purchase Right will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Notice
        --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)   In the case of an Incentive Stock Option

                  (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)   cash;

            (ii)  check;

            (iii) promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii)  any combination of the foregoing methods of payment; or

            (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment or Consulting Relationship.  Upon
            ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee.  In the event that an Optionee's Continuous
            ----------------------
Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  In the event of the death of an Optionee, the
            -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Rule 16b-3.  Options granted to individuals subject to Section 16 of
            ----------
the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11. Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) Repurchase Option.  Unless the Administrator determines otherwise,
            -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) Rule 16b-3.  Stock Purchase Rights granted to Insiders, and Shares
            ----------
purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

        (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (e) Rights as a Shareholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights.  An Option or
        --------------------------------------------------------
Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
Sale.
----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant.  The date of grant of an Option or Stock Purchase Right
        -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Shareholder Approval.  The Company shall obtain shareholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Liability of Company.
        --------------------

        (a) Inability to Obtain Authority.  The inability of the Company to
            -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered by
            --------------------------------
an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Shareholder Approval.  Continuance of the Plan shall be subject to
        --------------------
to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                               HELLO DIRECT, INC.

                                1995 STOCK PLAN

                             STOCK OPTION AGREEMENT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

[Optionee's Name and Address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                    _________________________

    Date of Grant                   _________________________

    Vesting Commencement Date       _________________________

    Exercise Price per Share        $________________________

    Total Number of Shares Granted  _________________________

    Total Exercise Price            $_________________________

    Type of Option:      ___        Incentive Stock Option

                         ___        Nonstatutory Stock Option

    Term/Expiration Date:           _________________________


    Vesting Schedule:
    ----------------

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter.

    Termination Period:
    ------------------

    This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

    1.  Grant of Option.  The Plan Administrator of the Company hereby grants to
        ---------------
the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  Exercise of Option.
        ------------------

        (a) Right to Exercise.  This Option is exercisable during its term in
            -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

        (b) Method of Exercise.  This Option is exercisable by delivery of an
            ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3.  Method of Payment.  Payment of the aggregate Exercise Price shall be by
        -----------------
any of the following, or a combination thereof, at the election of the Optionee:

        (a) cash; or

        (b) check; or

        (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

        (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

    4.  Non-Transferability of Option.  This Option may not be transferred in
        -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5.  Term of Option.  This Option may be exercised only within the term set
        --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6.  Tax Consequences.  Some of the federal and California tax consequences
        ----------------
relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) Exercising the Option.
            ---------------------

            (i) Nonstatutory Stock Option.  The Optionee may incur regular
                -------------------------
federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (ii) Incentive Stock Option.  If this Option qualifies as an ISO,
                 ----------------------
the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

        (b) Disposition of Shares.
            ---------------------

            (i)  NSO.  If the Optionee holds NSO Shares for at least one year,
                 ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

            (ii) ISO.  If the Optionee holds ISO Shares for at least one year
                 ---
after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

        (c) Notice of Disqualifying Disposition of ISO Shares.  If the Optionee
            -------------------------------------------------
sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    7.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
        -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                HELLO DIRECT, INC.



____________________________________     By:____________________________________
Signature

____________________________________     Title:_________________________________
Print Name

____________________________________
Residence Address

____________________________________

                               CONSENT OF SPOUSE
                               -----------------

    The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                              _______________________________________
                              Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                                1995 STOCK PLAN

                                EXERCISE NOTICE


Hello Direct, Inc.
5884 Eden Park Place
San Jose, CA  95138

Attention:  Secretary

    1.  Exercise of Option.  Effective as of today, ________________, 199__, the
        ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Hello Direct, Inc. (the "Company") under and pursuant to the 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

    2.  Delivery of Payment.  Purchaser herewith delivers to the Company the
        -------------------
full purchase price for the Shares.

    3.  Representations of Purchaser.  Purchaser acknowledges that Purchaser has
        ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4.  Rights as Shareholder.  Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

    5.  Tax Consultation.  Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6.  Entire Agreement; Governing Law.  The Plan and Option Agreement are
        -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

PURCHASER:                          HELLO DIRECT, INC.


__________________________________  By: _________________________________
Signature

__________________________________  Its: ________________________________
Print Name


Address:                            Address:
-------                             -------

___________________________         5884 Eden Park Place
___________________________         San Jose, CA  95138

                                1995 STOCK PLAN

                    NOTICE OF GRANT OF STOCK PURCHASE RIGHT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

    You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

    Grant Number                         _________________________

    Date of Grant                        _________________________

    Price Per Share                      $________________________

    Total Number of Shares Subject       _________________________
      to This Stock Purchase Right

    Expiration Date:                     _________________________


    YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1995 Stock Plan and the Restricted Stock Purchase Agreement, all of which are attached and made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                 HELLO DIRECT, INC.


___________________________              By:  ___________________________
Signature

___________________________              Title: _________________________
Print Name

                                  EXHIBIT A-1
                                  -----------

                                1995 STOCK PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

    WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

    WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this restricted stock purchase agreement (the "Agreement").

    THEREFORE, the parties agree as follows:

    1.  Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
        -------------
the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

    2.  Payment of Purchase Price.  The purchase price for the Shares may be
        -------------------------
paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

    3.  Repurchase Option.
        -----------------

        (a) In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see
Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

        (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares; provided that if the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

    4.  Release of Shares From Repurchase Option.
        ----------------------------------------

        (a) Twenty-five percent (25%) of the Shares shall be released from the Company's repurchase option twelve (12) months from the date of grant contained in the Notice of Grant, and one forty-eighth (1/48th) of the Shares each month thereafter, provided in each case that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

        (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

        (c) The Shares which have been released from the Company's repurchase option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

    5.  Restriction on Transfer.  Except for the escrow described in Section 6
        -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

    6.  Escrow of Shares.
        ----------------

        (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 3 above, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-3 hereto, until such time as the Company's repurchase option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

        (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

        (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

        (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

        (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

    7.  Legends.  The share certificate evidencing the Shares issued hereunder
        -------
shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

    8.  Adjustment for Stock Split.  All references to the number of Shares and
        --------------------------
the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

    9.  Tax Consequences.  The Purchaser has reviewed with the Purchaser's own
        ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the

Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under
Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

        THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

    10. General Provisions.
        ------------------

        (a) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

        (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

        Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

        (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

        (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

        (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

        (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

    By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:                          HELLO DIRECT, INC.

______________________________      By:____________________________
Signature

______________________________      Title:_________________________
Print Name

                                  EXHIBIT A-2
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



    FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto
________________________________________________________________________________
________________ (__________) shares of the Common Stock of Hello Direct, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

    This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                    Signature:______________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                             _____________, 19__

Corporate Secretary
Hello Direct, Inc.
5884 Eden Park Place
San Jose, CA  95138

Dear _________________:

    As Escrow Agent for both Hello Direct, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

    1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

    2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

    3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

    4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

    5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

    6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

    7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

    8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

    9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

    10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

    11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

    12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

    13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

    14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

    15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


        COMPANY:         Hello Direct, Inc.
                         5884 Eden Park Place
                         San Jose, CA  95138

        PURCHASER:
                         --------------------------------

                         --------------------------------

                         --------------------------------

        ESCROW AGENT:    Corporate Secretary
                         Hello Direct, Inc.
                         5884 Eden Park Place
                         San Jose, CA  95138

    16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

    17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

    18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                              Very truly yours,

                              HELLO DIRECT, INC.


                         By:  _____________________________________


                      Title:  _____________________________________


                              PURCHASER:

                              ____________________________________________
                              (Signature)


                              ____________________________________________
                              (Typed or Printed Name)
ESCROW AGENT:


_____________________________________
Corporate Secretary

                                  EXHIBIT A-4
                                  -----------

                               CONSENT OF SPOUSE


    I, ____________________, spouse of ___________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Hello Direct, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                              ______________________________

                                  EXHIBIT A-5
                                  -----------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

    NAME                :      TAXPAYER:              SPOUSE:

    ADDRESS:            :

    IDENTIFICATION NO.  :      TAXPAYER:              SPOUSE:

    TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Hello Direct, Inc. (the "Company").

3.  The date on which the property was transferred is: ______________, 19__.

4.  The property is subject to the following restrictions:

    The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

    $_______________.

6.  The amount (if any) paid for such property is:

    $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  ___________________, 19__ ____________________________________________

                                  __________________________________, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19__ _____________________________________________
                                                Spouse of Taxpayer

                                  APPENDIX B

                               HELLO DIRECT, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Hello Direct, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Hello Direct, Inc. and any Designated
               -------
Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings,
               ------------
including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the
               --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

          (i) "Exercise Date" shall mean the last day of each Offering Period.
               -------------

          (j) "Fair Market Value" shall mean, as of any date, the value of
               -----------------
Common Stock determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the case of the first Offering Period, the Fair Market Value may be determined by the Board to be the initial price to the public of shares of Common Stock in the Company's initial public offering.

              (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Period" shall mean the period of approximately six (6)
               ---------------
months, commencing on the first Trading Day on or after March 1 and terminating on the last Trading Day in the period ending the following August 31, or commencing on the first Trading Day on or after September 1 and terminating on the last Trading Day in the period ending the following February 28 (February 29 in leap years) of each year, during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before August 31, 1995. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.
               ----

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair
               --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "Reserves" shall mean the number of shares of Common Stock covered
               --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (o) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (p) "Trading Day" shall mean a day on which national stock exchanges
               -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive
          ----------------
Offering Periods with a new Offering Period commencing on the first Trading Day on or after March 1 and September 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the shares shall be credited to an account in the participant's name with a brokerage firm selected by the Board to hold the shares in its street name.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an

Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be seventy-five thousand (75,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

     13.  Administration.
          --------------

          (a) Administrative Body.  The Plan shall be administered by the Board
              -------------------
or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) Rule 16b-3 Limitations.  Notwithstanding the provisions of
              ----------------------
Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization or Change of Control.
          ---------------------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Change in Control.  In the event of a "Change in Control" of the
              -----------------
Company, as defined in paragraph (c) below, then the following provisions shall apply:

                  (1) Any Option outstanding on the date of such Change in Control ("Outstanding Option") that is not yet exercisable and vested on such date (in accordance with Section 4 above) shall become fully exercisable and vested;

                  (2) Each Outstanding Option shall be assumed by the successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

                  (3) Each Outstanding Option shall remain exercisable by the Optionee for a period of at least ninety (90) days from the date of the Change in Control;

                  (4) Each Optionee with an Outstanding Option shall be provided with written notice of the period of exercisability provided for in subsection
(b)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

          (c) Definition of "Change in Control".  For purposes of this Section
              ---------------------------------
10, a "Change in Control" means the happening of any of the following:

                  (1) when any "person" or "group" of persons, as such terms are used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided that "person" shall not include any person (or
                       --------
any person acting as a group) which, as of the date of the adoption of this 1995 Director Option Plan, is the "beneficial owner" of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors; or

                  (2) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (3) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  (4) a change in the composition of the Board occurring as a result of any one meeting of the shareholders of the Company, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" shall mean Directors who either are (A) Directors as of the date the Plan is approved by the shareholders, or (B) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual who is not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

     19.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT A
                                   ---------


                               HELLO DIRECT, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   ________________________________________ hereby elects to participate in the Hello Direct, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Hello Direct, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
     ___________________________________________________________________________
     ___________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO
                                                           -----------------
     NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY
     ------------------------------------------------------------------
     DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL,
     ------------------------------------------------------------------------
     STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE
     ------------------------------------------------------------------------
     DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated
     -------------------------------
     to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)___________________________________________________________
                         (First)         (Middle)               (Last)


______________________________    ______________________________________________
Relationship

                                  _____________________________________________
                                  (Address)

Employee's Social
Security Number:                    ____________________________________



Employee's Address:                 ____________________________________

                                    ____________________________________

                                    ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________     ________________________________________
                                    Signature of Employee


                                    ________________________________________
                                    Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------


                               HELLO DIRECT, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Hello Direct, Inc. 1995 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ________________________________

                                    ________________________________

                                    ________________________________


                                    Signature:


                                    ________________________________


                                    Date:__________________________

                              HELLO DIRECT, INC.
                               5893 Rue Ferrari
                            San Jose, CA 95138-1858

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Revoking any such prior appointment, the undersigned hereby appoints C.Allen Batts and Raymond E. Nystrom and each of them attorneys and agents, with power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of Hello Direct, Inc., to be held at the Company's principal executive offices located at 5893 Rue Ferrari, San Jose, California 95138, on Wednesday, April 30, 1997 at 9:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

    This proxy, when properly executed, will be voted (1) for the election of Directors, (2) for the ratification and approval of an amendment to the Company's 1995 Stock Plan, (3) for the ratification and approval of an amendment to the Company's 1995 Employee Stock Purchase Plan, and (4) for the ratification of the appointment of independent public accountants, if no instructions to the contrary are indicated in items (1), (2), (3) and (4), and in the discretion of the named attorneys and agents on such matters as may properly come before the meeting.

    The undersigned hereby acknowledges receipt of a copy of the Proxy Statement relating to such annual meeting.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X]  Please mark
     votes as in
     this example

1.  Election of Directors

    NOMINEES:  C. Allen Batts, John W. Combs, Deepak Kamra, John B. Mumford and
               William P. Sousa

       FOR
       ALL
     NOMINEES
    EXCEPT AS                          FOR                   WITHHELD
    INDICATED                          [_]                     [_]

     [_] _____________________________________________________________________
        If you wish to withhold authority to vote for any individual nominee, write the nominee's name on the line above.


    [_]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

    [_]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW


                                                     FOR      AGAINST    ABSTAIN
2.  Proposal to ratify and approve an amendment      [_]        [_]        [_]
    to the Company's 1995 Stock Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 500,000 to a total of 900,000 shares.

                                                     FOR      AGAINST    ABSTAIN
3.  Proposal to ratify and approve an amendment      [_]        [_]        [_]
    to the Company's Employee Stock Purchase Plan increasing the number of shares of Common
    Stock reserved for issuance thereunder by 80,000 to a total of 155,000 shares.

                                                     FOR      AGAINST    ABSTAIN
4.  Proposal to ratify the appointment of KPMG       [_]        [_]        [_]
    Peat Marwick LLP as independent public
    accountants of the Company for the fiscal year ending December 31, 1997.



5. In their discretion the Proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature:_________________ Date:______ Signature:_________________ Date:______